Exhibit 10.1

                                 EXECUTION COPY






                                 LOAN AGREEMENT


                           Dated as of August 28, 2005

                                 by and between

                           APIX INTERNATIONAL LIMITED
                                    ("Apix")

                                       and

                                  CARDIMA, INC.
                                  ("Borrower")

                      TOTAL CREDIT AMOUNT: Up to $3,000,000


Maturity Date:                      February 28, 2006
Formula:                            None
Facility Fee:                       $60,000
Interest:                           10% per annum simple interest, fixed
Exit Fee:                           Defined in Agreement




The information set forth above is subject to the terms and conditions set forth in the balance of this Agreement. The parties agree as follows:

                                 LOAN AGREEMENT


     THIS LOAN  AGREEMENT  ("Agreement"),  dated as of August 28,  2005,  by and
between  CARDIMA,   INC.,  a  Delaware   corporation   ("Borrower"),   and  APIX
INTERNATIONAL LIMITED ("Apix") is made with reference to the following:

     A. Pursuant to that certain Term Sheet dated as of August 11, 2005, as amended by that Amended Term Sheet dated August 25, 2005 (collectively, the "Term Sheet") between Borrower and Apix and that certain Promissory Note (the "Bridge Promissory Note") dated as of August 11, 2005 (collectively, the "Initial Funding Documents"), Apix made a loan to Borrower in the initial principal amount of $500,000 (the "Initial Loan"). The Initial Loan's maturity date is August 29. 2005.

     B. Pursuant to a Security Agreement (the "Borrower Security Agreement"), a Patent, Trademark and Copyright Security Agreement (the "IP Security Agreement") and certain supplemental short-form patent and trademark security agreements, each dated as of August 11, 2005, by and among Borrower and Apix (all such agreements, including any control agreements, UCC Financing Statements or other documents executed or filed in order to perfect the Security Interest, collectively referred to as the "Security Documents"), Borrower granted to Apix a first priority lien upon all of its assets, whether now owned or hereafter acquired, to Apix, including all of its now owned or hereafter acquired intellectual property (the "Security Interest"), in order to secure the prompt and complete payment and performance of Borrower's obligations under the Initial Funding Documents.

     C. The parties hereto hereby amend and restate the Initial Funding Documents in order to make available to Borrower further loans of up to $2,500,000, for total loans of up to $3,000,000 (the "Loans"), on the terms and conditions contained herein, in the promissory note to be executed by Borrower in the form attached hereto as Exhibit "A" (the "Note") delivered by Borrower to Apix dated of even date herewith and in the Security Documents (all such documents, including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, and all other documents or instruments contemplated thereby or executed or delivered in connection therewith, collectively, the "Loan Documents").

     D. The Security Documents are not affected by this amendment and restatement of the Initial Funding Documents and continue in full force and effect, securing Borrower's Obligations (as defined herein) hereunder and under each of the other Loan Documents.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

1. Loans and Payments.

        (a) Loans. Apix agrees to make loans to Borrower in the maximum principal amount of up to Three Million Dollars ($3,000,000) (the "Loan"). Borrower may request one or more advances (each, an "Advance" and collectively, the "Advances"), as follows: (i) $500,000 (the "Initial Advance") upon execution and delivery of the Initial Funding Documents (which amount Borrower hereby acknowledges was received by it on August 11, 2005); (ii) up to an additional $500,000 on the first business day following satisfaction of the conditions precedent set forth in Section 3 herein; (iii) up to an additional $500,000 on or after September 12, 2005; (iv) up to an additional $500,000 on or after October 12, 2005; (v) up to an additional $350,000 on or after November 18, 2005; (vi) up to an additional $350,000 on or after December 18, 2005; and (vii) up to an additional $300,000 on or after January 18, 2006. Such Advances shall be made on, and are subject to, the terms, conditions, covenants, representations and warranties contained herein. All Advances disbursed hereunder shall be evidenced by the Note and shall bear interest at the Interest Rate or the Default Rate (as defined herein), as the case may be.

        (b) Disbursement Requests. Borrower shall provide Apix with a written request (each, a "Disbursement Request") with respect to each Advance (other than the Initial Advance), substantially in the form of Exhibit "B" executed by Borrower, which request must actually be received by Apix no less than three (3) business days before the date funds are to be drawn, shall be irrevocable once issued and shall state the amount of the Advance (up to the limits set forth in Section 1(a) herein) and the date on which the Advance is to be made.

        (c) Interest; Default Interest.

        (i) Interest Rate. Simple interest on the outstanding balance of the Loan shall accrue interest at a fixed rate equal to Ten Percent (10.0%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed, and shall be payable in arrears on Maturity Date.

        (ii) Default Interest. After the Maturity Date, or upon the occurrence and during the continuance of any Event of Default, (i) interest shall accrue on the outstanding balance of the Loan, fees, expenses and other charges under this Agreement or any other Loan Document (collectively, the "Obligations") at a fixed rate equal to eighteen percent (18.0%) (the "Default Rate"); (ii) the entire unpaid amount of the Obligations, including all fees and expenses as provided herein, and all unpaid interest accrued thereon shall, without notice, automatically become immediately due and payable; and (iii) Apix shall thereupon have all the rights and remedies provided hereunder, under the Note and under the Security Documents, as well as now or hereafter available at law or in equity.

        (d) Fees and Expenses. In addition to the amounts due and payable as principal and interest in respect of the Loan (and regardless of whether
Borrower elects to draw any portion of the Loan in addition to the Initial Advance or any portion of the Loan is prepaid before the Maturity Date), Borrower shall pay to Apix the following:

        (i) Facility Fee. A facility fee (the "Facility Fee") of $60,000, which shall be due and payable on the earliest to occur of: (1) the Maturity Date, (2) the occurrence of a Triggering Event (as defined below) or (3) an Event of Default (as defined below).

        (ii) Exit Fee. An exit fee (the "Exit Fee") equal to $900,000, which shall be due and payable on the earliest to occur of: (1) the Maturity Date, (2) the occurrence of a Triggering Event (as defined below) or (3) an Event of Default (as defined below).

        (iii) Expenses. On or prior to the Maturity Date, Borrower shall reimburse Apix for all of Apix's costs and expenses in connection with making the Loan and the documentation thereof, including, but not limited to: (1) a due-diligence fee of $25,000, (2) a documentation review and preparation fee of $50,000, (3) any attorneys fees actually paid to California licensed attorneys for the document review and approval of all documentation in connection with the Loan and (4) all other reasonable direct, out-of pocket expenses incurred by Apix related to any part of the Obligations, including, without limitation, any travel-related expenses incurred by Apix for attending any meetings contemplated by any Loan Document or any of the transactions related thereto. Apix will provide Borrower with a list of all such expenses and amounts no later than three (3) days prior to the Maturity Date (or if the Obligations are accelerated or prepaid in full, such list will be provided within five (5) business days after such acceleration or prepayment, as the case may be); provided, however, that in the event Apix does not provide Borrower with such a list, then Borrower shall pay Apix the amount of $75,000.00.

        (iv)  Notwithstanding,  and  with  without  limitation  to  any  of  the foregoing, if any of the Obligations, including fees, expenses or any installment of principal or interest under the Loan are not paid when due, whether at maturity, by acceleration or otherwise, Borrower shall pay to Apix all costs of collection, including without limitation, actual attorneys' fees, and all expenses incurred in connection with the protection or realization of the Collateral securing the Obligations, whether or not suit is filed. Borrower shall also pay Apix's costs and expenses in connection with any dispute with Borrower. Such costs and expenses shall include, without limitation, all costs, expenses and attorneys' fees actually incurred by Apix in connection with any insolvency, bankruptcy, arrangement or other similar proceedings involving Borrower, which in any way affects the exercise by Apix of its rights and remedies under any Loan Document or under any mortgage, deed of trust, security agreement, guaranty or other agreement securing or pertaining to any Loan Document. As used herein, "actual attorneys' fees" or "attorneys' fees actually incurred" means the full and actual cost of any legal services actually performed in connection with the matter for which such fees are sought calculated on the basis of the usual fees charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as that term may be defined in statutory or decisional authority.

        (e) Maturity Date. All Obligations outstanding hereunder are due and payable on the earlier of: (i) February 28, 2006 (the "Maturity Date"); (ii) the occurrence of an Event of Default and (iii) the occurrence of a Triggering Event.

        (f) Prepayments. Borrower may prepay all or any part of the Obligations in whole or in part, without any prepayment penalty or premium, at any time upon not less than ten (10) days prior written notice to Apix; provided, however, that the minimum initial prepayment may not be less than $1,110,000. During such notice period, Apix shall be permitted to exercise its Conversion Option (as described in Section 10); provided that if no such election is made, all prepayments or prepayments shall be made to Apix in cash. All payments made in respect of the Obligations (including, without limitation, prepayments) shall be applied, at the option of Apix, first to fees and expenses owing to Apix under this Agreement and the other Loan Documents, including late charges and collection and other costs hereunder, second, to repay unpaid but accrued interest and thereafter, to repay unpaid principal.

     2. Representations and Warranties. Borrower represents and warrants to Apix as of the date hereof and on any additional dates which Borrower requests one or more Advances, that:

        (a) Authorization. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the State of Delaware, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which it is required to do so; the execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized by all necessary corporate action, and do not violate Borrower's Certificate of Incorporation or by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property. Borrower has no wholly owned or partially owned subsidiaries and is not a partner or joint venturer in any partnership or joint venture.

        (b) State of Incorporation; Places of Business. Borrower is a corporation incorporated and in good standing under the laws of the State of Delaware, as corporation number 2315776. The address set forth in this Section 12 of Agreement is Borrower's chief executive office.

        (c) Capitalization. Borrower is authorized to issue one class of stock designated as common stock, par value $0.0001 per share (the "Common Stock"). The total number of shares of Common Stock that Borrower is authorized to issue is 300,000,000 shares. As of the date hereof, Borrower's issued and outstanding shares of stock consist of 101,437,889 shares of Common Stock.

        (d) No Consents. The execution, delivery and performance by Borrower of each Loan Document does not and will not require any authorization, approval or other action by, or notice to or filing with, any Governmental Authority or any other person or entity, other than the filing of the Registration Statements and other filings required by state securities or "blue-sky" laws as set forth in
Section 10(b) of this Agreement. For purposes of this Agreement, "Governmental Authority" shall mean the authority of the United States, any political subdivision thereof, any city and any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality of any of them, or any court, administrative tribunal, or public utility.

        (e) Title to Collateral; Permitted Liens. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral (as defined in the Borrower Security Agreement) and Intellectual Property (as defined in the IP Security Agreement), except for items of equipment that are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, security interests, encumbrances and adverse claims, except for (i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Apix's Security Interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations that are not delinquent; and (v) liens granted to Apix under the Loan Documents. Notwithstanding anything to the contrary contained herein, all of Borrower's IP is free and clear of any and all liens, security interests, encumbrances and adverse claims, except for the liens granted to Apix under the Security Documents.

        (f) Indebtedness. Borrower does not have any outstanding indebtedness to any party nor has it incurred, assumed or otherwise become liable for or suffered to exist, any indebtedness to any party, other than to Apix under the Loan Documents or to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of business in accordance with customary terms.

        (g) Financial Condition, Statements and Reports. The financial statements provided to Apix by Borrower have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"). All financial statements now or in the future delivered to Apix will fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Apix and the date hereof, there has been no circumstance that could constitute or give rise to a Material Adverse Effect.

        (h) Tax Returns and Payments. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower.

     (i) Compliance with Law. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations applicable to Borrower and its business.

        (j) Information. All documents, reports, instruments, papers, information and forms of evidence delivered to Apix by Borrower with respect to or in connection with the Obligations are accurate and correct, are complete insofar as completeness may be necessary to give Apix true and accurate knowledge of the subject matter thereof, and do not contain any misrepresentations or omissions. Apix may rely on such documents, reports, instruments, papers, information and forms of evidence without investigation or inquiry.

        (k) Litigation. Except as disclosed on Exhibit "C", there are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting it or its properties which (i) if determined adversely to it may materially adversely affect the ability of Borrower to perform its obligations under each Loan Document, or (ii) purport to affect the legality, validity or enforceability of each Loan Document. To Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

        (l) Enforceability. Each Loan Document when executed and delivered to Apix, will constitute legal, binding and valid agreements and obligations of Borrower, enforceable in accordance with its terms.

        (m) No Default. There is no default on the part of Borrower under the Initial Loan Documents or any Security Document, and no event has occurred and is continuing which with notice or the passage of time or either would become an Event of Default hereunder or thereunder.

        (n) No Conflict. The execution, delivery and performance by Borrower of each Loan Document does not and will not conflict with the terms of any document pursuant to which it is organized and/or which governs its continued existence, violate any provision of any judgment, decree or order of any court or Governmental Authority by which Borrower is bound or any provision of any law or regulation applicable to Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower is bound.

        (o) Subsidiaries. Borrower has no wholly-owned or partially owned subsidiaries and Exhibit "C" sets forth all loans by Borrower to, and all investments by Borrower in, any person, entity, corporation partnership or joint venture.

        (p) Deposit and Investment Accounts. Borrower maintains only the operating, savings, deposit, securities and investment accounts listed on Exhibit "C".

     3. Conditions Precedent. As a condition precedent to Apix making any Advance hereunder, Borrower has delivered or shall deliver to Apix, as of the date hereof or thereof, the following items to the satisfaction of Apix in its sole discretion:

        (i) this Agreement, duly executed by Borrower and Apix;

        (ii) the Note, duly executed by Borrower;

        (iii) a deposit account control agreement with respect to Borrower's bank accounts held at Silicon Valley Bank and such other institutions as identified by Borrower, each in form and substance satisfactory to Apix;

        (iv) the warrants to purchase up to 30,000,000 shares of Common Stock of Borrower (the "Warrant") in the form of Exhibit "D" attached hereto, duly executed by Borrower and Apix;

        (v) evidence that Borrower has obtained a certificate of insurance naming Apix as an additional insured, in form and substance satisfactory to Apix;

        (vi) evidence that Borrower has indefeasibly repaid in full all obligations owing to Agility Capital, LLC and evidence that the liens on Borrower's assets held by Agility Capital, LLC have been released;

        (vii) a Disbursement Request duly executed and completed with respect to Borrower's request for any Advances hereunder;

        (viii) delivery of the Budget in form and substance satisfactory to Apix;

        (ix)  the  Security   Agreement  and  Intellectual   Property   Security
Agreement, each duly executed by Borrower and Apix; and

        (x) a Certificate of the Secretary of Borrower certifying, among other things, (i) that attached thereto is a true and complete copy of resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, (ii) as to the incumbency and signature of each officer or agent of Borrower executing this Agreement, the Note, or any Loan Documents, other documents or instruments executed in connection herewith or therewith to which Borrower is a party, (iii) that attached thereto are true and complete copies of the organizational documents of Borrower, and (iv) a Certificate of Good Standing with respect to Borrower issued by the Delaware Secretary of State as of a recent date.

     4. Affirmative Covenants.

        (a)  Reports.  Borrower  will  provide  to Apix,  in form and  substance acceptable to Apix (i) within fifteen (15) days after the last day of each month, monthly accounts receivable and accounts payable reports; (ii) notification telephonically and email of any circumstance that could constitute or give rise to any exceptional material event, including a Material Adverse Effect, as soon as practicable, but no later than twelve (12) hours after the occurrence thereof; (iii) within fifteen (15) days after the last day of each month, monthly unaudited financial statements of Borrower, prepared in accordance with GAAP, consistently applied; (iv) immediately upon Borrower's receipt, copies of all reports and statements received by Borrower from any of its banks or other financial institutions (or in lieu of such requirement, Borrower may grant Apix on-line "view only" access to all of its accounts on terms acceptable to Apix); (v) within 90 days of the last day of each fiscal year, audited annual financial statements of Borrower prepared in accordance with GAAP, consistently applied and copies of Borrower's tax returns for such year; (vi) upon request, such other information relating to Borrower's operations and condition as Apix may reasonably request from time to time; and
(vii) immediately upon receipt, a copy by facsimile or electronic mail of any written notice, claim, demand or other communication by any third party asserting any ownership interest in or claim to, or with respect to seeking to obtain a lien, levy or writ of attachment or garnishment upon, any Borrower's assets (including IP), or any other legal document or demand served on Borrower. Apix shall have the right to review and copy Borrower's books and records and audit and inspect the Collateral, from time to time, upon reasonable notice to Borrower. Apix or its officers, employees, or agents shall have a right to visit Borrower's premises and interview Borrower's officers at Borrower's expense. In addition to the foregoing, Borrower shall keep Apix well informed of all material information that can affect Borrower's financial status, its ability to repay the Obligations on time, any proposed issuance of shares or granting of options by Borrower and its general business prospects for continuing operations.

        (b) Insurance. Borrower will maintain insurance on the Collateral and Borrower's business, in amounts and of a type that are customary to businesses similar to Borrower's, and Apix will be named as an additional insured in a Apix's loss payable endorsement in favor of Apix, in form reasonably acceptable to Apix.

        (c) Board Materials. Borrower shall give Apix copies of all notices, minutes, agendas, consents and other materials that Borrower provides to its directors in connection with such meetings at the same time and in the same manner as it gives to its directors, and in any event, shall provide Apix with an agenda of such meetings three (3) days prior to the date thereof. Borrower shall give Apix a copy of draft minutes of meetings of Borrower's board of directors within ten (10) days after the date of each such meeting. Notwithstanding the foregoing, in the event that Borrower advises Apix that it shall be unable to repay (or Apix reasonably determines that Borrower will be unable to repay) the Obligations on or prior to the Maturity Date, then thereafter, Apix shall have the right to appoint a person to observe all board meetings of Borrower.

        (d) Use of Proceeds. Borrower will use the proceeds of the Loan solely in accordance with the terms of the operating budget dated August __, 2005 (the "Budget"), a copy of which has been previously delivered to Apix.

     5. Negative Covenants. Without Apix's prior written consent, Borrower shall not do any of the following: (i) permit or suffer an acquisition of all or substantially all of Borrower's assets other than an acquisition, the terms of which provide for immediate payment of all Obligations outstanding under this Agreement and the other Loan Documents; (ii) acquire any assets outside the ordinary course of business; (iii) sell, lease, license or transfer any Collateral with a value in excess of $20,000, and for any such proposed sales (except for sales in the ordinary course of business), Apix shall be given no less than fourteen (14) days prior written notice to evaluate the fairness such transaction; (iv) pay or declare any dividends on Borrower's stock; (v) redeem, purchase or otherwise acquire, any of Borrower's stock; (vi) make any investments in, or loans or advances to, any person, including without limitation any investments in, or downstreaming of funds to, any subsidiary or affiliate of Borrower; (vii) create, incur or suffer any new indebtedness or liens, or undertake any other form of debt or equity financing, provided however that Borrower may enter into discussions regarding loan or equity financing but shall keep Apix reasonably informed of such discussions; (viii) make any payments to the directors or senior officers of Borrower other than those expressly approved in the Budget or that shall be used to reimburse incidental expenses related to company authorized travel or the ordinary conduct of Borrower's business; (ix) make any payment on any of Borrower's indebtedness that is subordinate to the Obligations, other than in accordance with the provisions of a subordination agreement, if any, substantially in the form attached as Exhibit "E" hereto, in favor of Apix relating thereto; (x) make any deposits or investments into any investment or depository accounts unless they are subject to an account control agreement acceptable to Apix; or (xi) agree to do any of the foregoing.

     6. Lockbox. At the election of Apix, after the occurrence of an Event of Default and upon not less than seven (7) days prior written notice to Borrower, Borrower shall direct all customers and other account debtors to make payments otherwise owing to Borrower to such post office box or bank account as Apix directs. Apix shall have sole and exclusive control over such post office box and/or bank account. Borrower shall execute such documents and take such other actions as Apix requests from time to time to effect the provisions of this Section.

     7. Events of Default. Any one or more of the following shall constitute an Event of Default under this Agreement:

        (a) Borrower shall fail to pay any principal of or interest on any Advances or any other monetary Obligations as and when due; or

        (b) Borrower shall fail to comply with any other provision of this Agreement or any other Loan Document, which failure is not cured within ten days after the sooner of (i) the date that Borrower has knowledge of that failure or
(ii) Borrower's receipt of notice from Apix; or

        (c) Any of the Security Interests granted to Apix under any Security Document shall be terminated or shall cease to be in full force and effect, for whatever reason, or any party shall revoke, or seek or purport to revoke or challenge the validity of, the Security Interests or any of the Obligations under any Loan Document; or

        (d) Any warranty, representation, statement, report or certificate made or delivered to Apix by Borrower or on Borrower's behalf shall be untrue or misleading in a material respect as of the date given or made, or shall become untrue or misleading in any material respect after the date hereof, which cannot be cured or, if curable, is not cured within ten (10) days after notice thereof, to the satisfaction of Apix, acting reasonably; or

        (e) A default or event of default shall occur under any agreement (including this Agreement or any other Loan Document) to which Borrower is a party or by which it is bound (i) resulting in a right by the other party or parties, whether or not exercised, to accelerate the maturity of any indebtedness or (ii) that could reasonably be expected to have a Material Adverse Effect (as defined herein); or

        (f) A judgment (or judgments) is rendered against Borrower for payment of money aggregating in excess of $40,000, which remains unvacated, unbonded or unstayed for a period of ten (10) days, unless otherwise consented to by Apix; or

        (g) Any action is taken to suspend trading of Borrower's securities by the Securities Exchange Commission or any other state or federal agency or regulatory authority;

        (h) The filing of any legal proceeding by any third party to obtain a lien, levy or writ of attachment or garnishment upon any or all of Borrower's IP or to affect any of Borrower's IP by other legal process;

        (i) Commencement of any action to dissolve or terminate the existence of Borrower, or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 60 days after the date such proceeding was commenced to have it dismissed, provided Apix shall have no obligation to make any Advances during such period); or

        (j) Issuance by the Food and Drug Administration ("FDA") of a rejection of Borrower's continued efforts for approval of the "EP catheter AF treatment device" currently subject of the FDA dispute resolution process or any indication from the FDA that it has terminated the dispute resolution process without granting an approval letter for such device;

        (k) The occurrence of a "Material Adverse Effect", which shall mean (i) a material adverse change in the business, prospects, operations, results of operations, assets (including Borrower's IP), liabilities or financial or other condition of Borrower, (ii) the material impairment of Borrower's ability to perform its Obligations or of Apix's ability to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral.

     8. Remedies.

        (a) Generally. Upon the occurrence, and during the continuance, of any Event of Default, in addition to any other remedies contained herein (including automatic acceleration of the Obligations in accordance with Section 1(c)) or in any other Loan Document, Apix, at its option, may do any one or more of the following: (a) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Apix to enter
Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge by Borrower for so long as Apix reasonably deems it necessary in order to complete the enforcement of its rights under this Agreement or any other Loan Document; provided, however, that should Apix seek to take possession of any of the Collateral by court process, Borrower hereby waives: (i) any bond and any surety or security relating thereto; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Apix retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (b) require Borrower to assemble any or all of the Collateral and make it available to Apix at places designated by Apix; (c) complete the processing of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Apix shall have the right to use Borrower's premises, equipment and all other property without charge by Borrower; (d) collect and dispose of and realize upon any investment property, including withdrawal of any and all funds from any deposit or securities accounts; (e) dispose of any of the Collateral, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale; and (f) demand payment of, and collect any accounts, general intangibles or other Collateral and, in connection therewith, Borrower irrevocably authorizes Apix to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, and, in Apix's good faith business judgment, to grant extensions of time to pay, compromise claims and settle accounts, general intangibles and the like for less than face value; Borrower grants Apix a royalty-free license, exercisable from and after an Event of Default has occurred, to use and copy any trademarks, service marks and other IP in which Borrower has an interest to effect any of the foregoing remedies. All attorneys' fees, expenses, costs, liabilities and obligations incurred by Apix with respect to the foregoing shall be added to and become part of the Obligations, and shall be due and payable on demand.

        (b) Application of Proceeds. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by Apix first, to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Apix in the exercise of its rights and remedies under this Agreement and any other Loan Document, second, to the Obligations, other than those that constitute interest and principal under the Loan, third, to the interest due upon any of the Obligations, and fourth, to the principal of the Obligations, in such order as Apix shall determine in its sole discretion.

        (c) Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement and any other Loan Document, Apix shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Apix and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Apix of one or more of its rights or remedies shall not be deemed an election, nor bar Apix from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Apix to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

        (d) Power of Attorney. After the occurrence and during the continuance of an Event of Default, Borrower irrevocably appoints Apix (and any of Apix's designated employees or agents) as Borrower's true and lawful attorney in fact to: (i) endorse Borrower's name on any checks or other forms of payment; (ii) make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; (iii) settle and adjust disputes and claims respecting accounts, general intangibles and other Collateral; (iv) execute and deliver all notices, instruments and agreements in connection with the perfection of the Security Interest granted in any Loan Document; (iv) sell, lease or otherwise dispose of all or any part of the Collateral; and (v) take any other action or sign any other documents required to be taken or signed by Borrower, or reasonably necessary to enforce Apix's rights or remedies or otherwise carry out the purposes of this Agreement. The appointment of Apix as Borrower's attorney in fact, and each of Apix's rights and powers, being coupled with an interest, are irrevocable until all Obligations owing to Apix have been paid and performed in full.

     9. Triggering Event; Exit Fee. Prior to Full Repayment (as defined below) and notwithstanding receipt of the prior written consent of Apix, the occurrence of any one or more of the following shall constitute a "Triggering Event": (i) the sale of Borrower generally, or the sale, lease, license, exchange or similar transaction involving all or substantially all of the assets or IP of Borrower in one or more transactions, (ii) the closing of a recapitalization, reorganization, merger, consolidation or other transaction or transactions of Borrower, (iii) the sale of any of Borrower's "surgical" rights, (iv) the sale of any assets of Borrower in one or more transactions in which the gross proceeds are at least $1,000,000 (or to the extent Borrower receives consideration other than cash, any such transaction in which Borrower is deemed to have received value in the form of cash, marketable securities, assets or other consideration or any combination thereof of at least $1,000,000) and (v) Borrower entering into any new loan facility or consummating any new debt financing or the issuance of any equity or other securities in one or more transactions in which Borrower receives gross proceeds in excess of $1,000,000.

     If a Triggering Event (or any part or element thereof) shall occur before all Obligations have been indefeasibly paid in full ("Full Repayment"), upon the occurrence thereof, and as part of the consummation of such Triggering Event, Apix shall be entitled to receive one hundred percent (100%) of the proceeds of such Triggering Event (after deducting the reasonable non-operating out-of-pocket costs of such transaction), until such time as all Obligations have been indefeasibly repaid in full (including, without limitation, all accrued interest due thereon, fees and other costs and expenses payable to
Apix). If the consideration payable to Borrower in connection with such Triggering Event transaction(s) is other than cash in an amount sufficient to satisfy the Full Repayment, Apix shall be entitled to receive, in addition to such cash (or, upon mutual agreement, unrestricted, publicly tradable marketable securities, provided such securities are traded on a major public exchange and in regular daily volume sufficient to allow the immediate liquidated thereof without negatively impacting the value of such securities), the cash proceeds received by Borrower upon the sale of such non-cash consideration, until Full Repayment. If Apix elects to receive such unrestricted, publicly tradable marketable securities, Apix shall credit the then outstanding balance of the Obligations by the fair market value of such securities (based upon the average closing price per share of such securities for the five (5) trading-day period immediately preceding the date Apix receives such unrestricted marketable securities). If Borrower receives non-cash consideration in connection with such transaction, Borrower shall sell, as soon as reasonably practical, such non-cash consideration in a commercially reasonable manner in order to maximize the proceeds of such sale, and remit such proceeds to Apix toward satisfaction of the Obligations.

     The Exit Fee (as described in Section 1 hereof) owing to Apix shall be paid by Borrower, prior to any payment, dividend, loan repayment or distribution of any amounts to any person or entity out of the proceeds of such Triggering Event. Apix shall retain its Security Interest in all Collateral disposed of in connection with such Triggering Event until Full Repayment of the Obligations (including, without limitation, the payment in full of the Facility Fee, Exit Fee and all other fees and expenses).

     10. Optional Conversion; Registration Rights.

        (a) At its sole option, Apix may elect to receive as payment for all or any portion of (i) any accrued interest due hereunder and (ii) any fees payable to Apix pursuant to this Agreement (including, the Facility Fee and Exit Fee), in full or in partial satisfaction of such amounts, that number of shares of Borrower's Common Stock as is determined by dividing such amount of accrued interest and/or fees, as the case may be, by the Conversion Price. For purposes of this Agreement, the "Conversion Price means $.10 per share (as may be adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations) (the "Conversion Option"). Apix shall exercise the Conversion Option by delivering a written notice to Borrower at any single time prior to Borrower making any prepayment hereunder in accordance with the terms hereof or at any time prior to the Maturity Date, as applicable, setting forth the aggregate amount of accrued interest and/or fees it wishes to convert into shares of Common Stock pursuant to this Section 10. Upon exercise of such Conversion Option, Borrower shall, as soon as practicable, issue and deliver to Apix a certificate or certificates for the number of shares of Common Stock to which Apix shall be entitled upon conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Borrower), and any other securities and property to which Apix is entitled upon such conversion as a stockholder of Borrower. The conversion shall be deemed to have been made immediately prior to the close of business on the date of delivery of notice of the exercise by Apix, and Apix, as the recipient of such shares, shall be treated for all purposes as the record holder of such shares of Common Stock as of such date. Upon such exercise of the Conversion Option, Apix shall have no further rights to convert any portion of the Obligations as provided hereunder, and will be repaid by Borrower in full in cash.

        (b) Filing of Registration Statements.

        (i) Warrant Shares. As soon a practicable after the date of this Loan Agreement, but in no event by later than 5:00 P.M. Eastern Time on September 30, 2005 ("Warrant Registration Date"), Borrower shall cause to be filed with the United States Securities and Exchange Commission (the "SEC"), a registration statement (the "Warrant Registration Statement") registering all of the shares of Common Stock issued or issuable with respect to the Warrant. As soon as practicable after the filing of the Warrant Registration Statement but in no event later than ninety (90) days after such filing, Borrower shall cause the Warrant Registration Statement to be declared effective by the SEC.


        (ii) Conversion Option Shares. In the event that Apix delivers to Borrower a notice of exercise of its Conversion Option, then, at such time after the date of this Loan Agreement, but in no event by later than 5:00 P.M. Eastern Time on the earlier of (i) the Maturity Date or (ii) the date that is thirty
(30) days after Apix delivers to Borrower such notice of exercise of its Conversion Option (the "Outside Registration Date"), Borrower shall cause to be filed with the SEC, a registration statement (the "Conversion Registration Statement" and, together with the Warrant Registration Statement, the "Registration Statements") registering all of the shares of Common Stock issued to Apix in connection with the exercise of the Conversion Option, if so exercised. As soon as practicable after the filing of the Conversion Registration Statement but in no event later than ninety (90) days after the Outside Registration Date, Borrower shall cause the Conversion Registration Statement to be declared effective by the SEC (the "Outside Effectiveness Date").

Notwithstanding the foregoing, the Warrant Registration Date, Outside Registration Date and the Outside Effectiveness Date shall be extended for delays beyond Borrower's control but only to the extent Borrower has promptly responded to all requests, requirements and orders of the SEC and/or such government agencies with jurisdiction over such Registration Statements. Borrower shall keep the Registration Statements effective and current and shall obtain and maintain in full force and effect all related qualifications, registrations or other compliances that may be necessary under the laws of any applicable jurisdiction, including, without limitation, state securities or "blue sky" laws, until such time as all of the shares Common Stock issued or issuable upon the exercise of the Conversion Option and/or the Warrant have been sold or otherwise disposed of by Apix (or its successors and assigns) and/or the Warrant has expired.

     11. Waivers. The failure of Apix at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Apix shall not waive or diminish any right of Apix later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement shall be deemed to have been waived except by a specific written waiver signed by an authorized officer of Apix. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Apix on which Borrower is or may in any way be liable, and notice of any action taken by Apix, unless expressly required by this Agreement.

     12. Notices. All payments, notices, requests, demands or other communications to the respective parties hereto shall be in writing and shall be deemed to have been given when received by the party to which sent either by facsimile or ten (10) days after deposit in the mail by certified or registered mail with postage prepaid and shall be addressed to: Apix at Flat 2A, Palm Court, 55 Robinson Road, Mid-Levels, Hong Kong, SAR, China, Fax: 852-2964-0458,
Attn: Robert Cheney with a courtesy copy to Loeb & Loeb, 10100 Santa Monica Blvd., Suite 2200, Los Angeles, California, 90067, Fax: (310) 282-2200, Attn:
Curtis Bajak, Esq. and to Borrower at 47266 Benecia Street, Fremont, California 94538-7330, Fax: (510) 657-4476, Attn: Gabriel B. Vegh, Chairman & CEO with a courtesy copy to Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York, 10018, Fax: (212) 930-9725, Attn: Richard A. Friedman, Esq.

     13. Modification. No modification, amendment or waiver of any provision of this Agreement, the Note or any other Loan Document, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Apix and shall be in writing signed by Apix and, with respect to any amendment, by Borrower. Such waiver or consent shall then be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     14. Indemnity. Borrower shall indemnify Apix for any costs or liabilities, including reasonable attorneys' fees, incurred by Apix in connection with this Agreement.

     15. Confidentiality. In handling any confidential non-public information provided to Apix by Borrower, Apix shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of the same, except that disclosure of such information may be made (i) to subsidiaries or affiliates of Apix in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement with respect thereto, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Apix, and (v) as Apix may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information shall not include information that either: (a) is in the public domain, or becomes part of the public domain, after disclosure to Apix through no fault of Apix; or (b) is disclosed to Apix by a third party, provided Apix does not have actual knowledge that such third party is prohibited from disclosing such information.

     16. No Third Party Beneficiaries. This Agreement is made for the sole benefit of Borrower and Apix, their successors and permitted assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement nor shall Apix owe any duty whatsoever to any claimant to exercise any right or power of Apix hereunder or arising from any default by Borrower.

     17. Section Headings; Interpretation. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement); and references to persons include their respective permitted successors and assigns and, in the case of governmental parties, persons succeeding to their respective functions and capacities.

     18. Entire Agreement; Amendment. This Agreement, the Note and the other Loan Documents constitute the entire understanding between the parties regarding the matters mentioned in or incidental to this Agreement, the Note and the Loan Documents. This Agreement may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

     19. Time is of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

     20. Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Apix and Borrower shall be governed by the internal laws (and not the conflict of laws rules) of the State of California. As a material part of the consideration to Apix to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Apix's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     21. MUTUAL WAIVER OF JURY TRIAL BORROWER AND APIX EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN APIX AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF APIX OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH APIX OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. IF THIS JURY WAIVER IS FOR ANY REASON UNENFORCEABLE, THE PARTIES AGREE TO RESOLVE ALL CLAIMS, CAUSES AND DISPUTES THROUGH FINAL AND BINDING ARBITRATION TO BE HELD IN LOS ANGELES
COUNTY IN ACCORDANCE WITH THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT HAVING JURISDICTION THEREOF.

     22. General. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Apix. Apix may assign all or any part of its interest in this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement, with notice to, but without consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without Apix's prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. Facsimile and electronically copied signatures on this Agreement shall be deemed the equivalent of original signatures.

IN WITNESS WHEREOF, Borrower has executed this Loan Agreement as of the date first set forth above.



                             BORROWER:

                             CARDIMA, INC.


                             By: /s/ Gabriel B. Vegh
                             Name: Gabriel B. Vegh
                             Title: Chief Executive Officer



                             APIX:

                             APIX INTERNATIONAL LIMITED


                             By: /s/ Victor Lee
                                 ---------------
                             Name: Victor Lee
                             Title:   Director